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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: FEBRUARY 18, 1997



                            MCII HOLDINGS (USA), INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





                  DELAWARE                 333-08871             86-0830781
(State or Other Jurisdiction              (Commission         (I.R.S. Employer
Incorporation or Organization)            File Number)       Identification No.)



VIAD TOWER, 1850 NORTH CENTRAL AVENUE
          PHOENIX, ARIZONA                                        85004
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's Telephone Number, Including Area Code (602) 207-5000
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Item 2.           Acquisition or Disposition of Assets.

On January 31, 1997, MCII Holdings (USA), Inc. ("MCII Holdings") acquired from its parent company, Consorcio G Grupo Dina, S.A. de C.V. ("Dina"), 99.99% of the shares of Dina Autobuses, S.A. de C.V. ("Autobuses"). This change in structure was accomplished by Dina contributing 99.99% of the capital stock of Autobuses to MCII Holdings, thereby making Autobuses and its two subsidiaries, AutoPartes Hidalguenses, S.A. de C.V. and Carrocera Sahagun, S.A. de C.V., subsidiaries of MCII Holdings.

Item 7.           Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

It is impracticable to provide the required financial statements for Autobuses at this time. Such financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but no later than 60 days after February 18, 1997.

(b) Pro forma financial information

It is impracticable to provide the required pro forma financial information for Autobuses at this time. The pro forma financial information will be filed as an amendment to this Form 8-K as soon as practicable, but no later than 60 days after February 18, 1997.

(c) Exhibits

Exhibit 2 - Plan of acquisition
Exhibit 27 - Financial Data Schedule will be provided as an amendment to this Form 8-K as soon as practicable, but no later than 60 days after February 18, 1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MCII HOLDINGS (USA), INC.
                                              (Registrant)

February 18, 1997                       By    /s/ William B. Hanna
                                          ------------------------
                                        William B. Hanna
                                        Chief Financial Officer
                                        (Principal Financial Officer
                                        and Authorized Officer)




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                                    EXHIBITS

Exhibit 2 -   Plan of acquisition as described in a) minutes of Shareholder's meeting of Dina Autobuses S.A. dated January 31, 1997 (in Spanish, followed by an English translation) and b) Board of Directors' consent of MCII Holdings (USA), Inc. dated January 29, 1997.


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